                                                                                                                      Exhibit (21)
                                                                                                                    ----------------
Subsidiaries of the registrant (As of December 31, 2005)
----------------------------------------------------------------------------------------
                                                                                                                       Percentage
                                                                                                                       of Voting
                                                                                                                       Securities
                                                                                                                        Owned by
                                                                                                State of                Immediate
Name                                                                                          Organization               Parent
-------------------------------------------------------------------------------            ------------------       ----------------
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                                                   Delaware                       ---
-------------------------------------------------------------------------------
     Old Republic General Insurance Group, Inc.                                             Delaware                      100%
     --------------------------------------------------------------------------
        Bitco Corporation                                                                   Delaware                      100%
            Bituminous Casualty Corporation                                                 Illinois                      100%
            Bituminous Fire and Marine Insurance Company                                    Illinois                      100%
        Brummel Brothers, Inc.                                                              Illinois                      100%
        Chicago Underwriting Group, Inc.                                                    Delaware                      100%
        Employers General Insurance Group, Inc.                                             Delaware                      100%
            Employers General Insurance Company                                             Texas                         100%
            Employers National Risk Management Services, Inc.                               Texas                         100%
            Employers Claims Adjustment Services, Inc.                                      Texas                         100%
            National General Agency, Inc.                                                   Texas                         100%
        ORI Great West Holding, Inc.                                                        Delaware                      100%
            Great West Casualty Company                                                     Nebraska                      100%
            Great West Insurance Agencies, Inc.                                             Delaware                      100%
        International Business & Mercantile REassurance Company                             Illinois                      100%
        Old Republic Home Protection Company, Inc.                                          California                    100%
        Old Republic Insurance Company                                                      Pennsylvania                  100%
        Old Republic Insured Credit Services, Inc.                                          Delaware                      100%
        Old Republic Lloyds of Texas                                                        Texas                         100%
        Old Republic Mercantile Insurance Company                                           Wisconsin                     100%
        Old Republic REassurance Ltd.                                                       Bermuda                       100%
        Old Republic Risk Management, Inc.                                                  Delaware                      100%
        Old Republic Security Holdings, Inc.                                                Delaware                      100%
            Old Republic Security Assurance Company                                         Arizona                       100%
            Old Republic Insured Automotive Services, Inc.                                  Oklahoma                      100%
        Old Republic Surety Group, Inc.                                                     Delaware                      100%
            Old Republic Surety Company                                                     Wisconsin                     100%
        Old Republic Union Insurance Company                                                Illinois                      100%
        Phoenix Aviation Managers, Inc.                                                     Delaware                      100%
        Reliable Canadian Holdings, Ltd.                                                    Federal(Canada)               100%
            D.I.S.C.C. Enterprise, Ltd.                                                     British Columbia(Canada)      100%
            Old Republic Canadian Holdings, Ltd.                                            Federal(Canada)               100%
               Reliable Life Insurance Company                                              Federal(Canada)               100%
            Old Republic Insurance Company of Canada                                        Federal(Canada)               100%


     Old Republic Mortgage Guaranty Group, Inc.                                             Delaware                      100%
     --------------------------------------------------------------------------
        Republic Mortgage Insurance Company                                                 North Carolina                100%
            Group Mortgage Reinsurance Company                                              Vermont                       100%
        Republic Mortgage Insurance Company of Florida                                      Florida                       100%
        Republic Mortgage Insurance Company of North Carolina                               North Carolina                100%
        RMIC Corporation                                                                    North Carolina                100%
            Republic Strategies Advisory, LLC                                               North Carolina                100%

                                                                                                                      Exhibit (21)
                                                                                                                    ----------------
Subsidiaries of the registrant (As of December 31, 2005)
----------------------------------------------------------------------------------------
                                                                                                                       Percentage
                                                                                                                       of Voting
                                                                                                                       Securities
                                                                                                                        Owned by
                                                                                                State of                Immediate
Name                                                                                          Organization               Parent
-------------------------------------------------------------------------------            ------------------       ----------------
     Old Republic Title Insurance Group, Inc.                                               Delaware                      100%
     --------------------------------------------------------------------------
        Old Republic National Title Holding Company                                         Delaware                      100%
            American Guaranty Holding Corp.                                                 Oklahoma                      100%
               American First Title & Trust Company                                         Oklahoma                      100%
               American Guaranty Title Insurance Company                                    Oklahoma                      100%
                   American Guaranty Title Company                                          Oklahoma                      100%
                   Lenders Inspection Company                                               Oklahoma                       80%
            Asset Discovery, Inc.                                                           Massachusetts                 100%
            Houston Title Company                                                           Texas                         100%
            Kasparnet, Inc.                                                                 Ohio                          100%
            L.T. Service Corporaton                                                         New York                      100%
            Lex Terrae, Ltd.                                                                New York                      100%
            Lex Terrae National Title Services, Inc.                                        New Jersey                    100%
            Old Republic Central Title, Inc.                                                Delaware                      100%
            Old Republic Eastern Title, Inc.                                                Delaware                      100%
            Old Republic Exchange Facilitator Company                                       California                    100%
            Old Republic Title Company of Conroe                                            Texas                          58%
            Old Republic Title Company of Indiana                                           Indiana                       100%
            Old Republic Title Company of Kansas City, Inc.                                 Missouri                      100%
            Old Republic Title Company of St. Louis, Inc.                                   Missouri                      100%
            Old Republic Title Company of Tennessee                                         Tennessee                     100%
            Old Republic Title Company of Utah                                              Utah                          100%
            The Title Company of North Carolina, Inc.                                       North Carolina                100%
            Old Republic National Title Insurance Company                                   Minnesota                     100%
               Mississippi Valley Title Insurance Company                                   Mississippi                   100%
            Old Republic General Title Insurance Corporation                                Ohio                          100%
            Old Republic Title Holding Company, Inc.                                        California                    100%
               Frontier Title Company                                                       California                    100%
               Mara Escrow Company                                                          California                    100%
               Old Republic Title and Escrow of Hawaii, Ltd.                                Hawaii                        100%
               Old Republic Title Company                                                   California                    100%
               Old Republic Title Company of Nevada                                         Nevada                        100%
               Old Republic Title Information Concepts                                      California                    100%
               Old Republic Title Insurance Agency, Inc.                                    Arizona                       100%
               Old Republic Title, Ltd.                                                     Delaware                      100%
               Professional Realty Couriers, Inc.                                           California                    100%


     Old Republic Life Insurance Group, Inc.                                                Delaware                      100%
     --------------------------------------------------------------------------
        Old Republic Dealer Service Corporation                                             Delaware                      100%
        Old Republic Life Insurance Company                                                 Illinois                      100%
        Old Republic Life Insurance Company of Arizona                                      Arizona                       100%
        Old Republic Life Reinsurance Group, Inc.                                           Delaware                      100%
            Home Owners Life Insurance Company                                              Illinois                      100%


     Old Republic Marketing, Inc.                                                           Illinois                      100%
     --------------------------------------------------------------------------
        Owns minor subsidiaries & affiliates                                                Various                       100%

                                                                                                                      Exhibit (21)
                                                                                                                    ----------------
Subsidiaries of the registrant (As of December 31, 2005)
----------------------------------------------------------------------------------------
                                                                                                                       Percentage
                                                                                                                       of Voting
                                                                                                                       Securities
                                                                                                                        Owned by
                                                                                                State of                Immediate
Name                                                                                          Organization               Parent
-------------------------------------------------------------------------------            ------------------       ----------------
     Old Republic Asset Management                                                          Illinois                      100%
     --------------------------------------------------------------------------

     Old Republic Capital Corporation                                                       Delaware                      100%
     --------------------------------------------------------------------------

     Old Republic United Asset Holdings, Inc.                                               Pennsylvania                  100%
     --------------------------------------------------------------------------

     American Business & Personal Insurance Mutual, Inc.                                    Delaware                         *
     --------------------------------------------------------------------------
        Inter Capital Group, Inc.                                                           Delaware                      100%
            Inter Capital Company of Chicago                                                Delaware                      100%
            Inter Capital Leasing and Finance Corporation                                   Delaware                      100%
            Inter Capital Realty Corporation                                                Delaware                      100%
            Inter West Assurance Company, Ltd.                                              Bermuda                       100%

* Owned by its policyholders
